Supplement to the
Spartan® Tax-Free Bond Fund
March 25, 2002
Prospectus

The following information replaces the "Annual fund operating expenses (paid from fund assets)" table found under the heading "Fee Table" in the "Fund Summary" section on page 4:

Annual fund operating expenses (paid from fund assets)

Management fee	0.38%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expensesA	0.66%

A Effective August 15, 2002, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.25%. This arrangement may be discontinued by FMR at any time.

Through arrangements with the fund's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses, after reimbursement, would have been 0.21%.

SFB-02-01 August 15, 2002
1.759463.101